UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 8, 2023, nLIGHT, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 41,121,842 shares of the Company’s common stock, or approximately 90% of the 45,794,309 shares entitled to vote, were present virtually or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the United States Securities and Exchange Commission on April 28, 2023 (the "Proxy Statement"):

Proposal One - Election of Class II Directors. The following nominees were elected as Class II directors to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Bandel Carano	26,238,922	10,822,078	4,060,842
Raymond Link	30,922,693	6,138,307	4,060,842
Geoffrey Moore	31,085,283	5,975,717	4,060,842

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023, was ratified. The voting results were as follows:

For	Against	Abstentions
40,738,079	368,395	15,368

Proposal Three – Advisory Non-Binding Vote on Named Executive Officer Compensation. The stockholders approved the compensation of the Company’s named executive officers as described in the Proxy Statement. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
36,288,915	759,370	12,715	4,060,842

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)

Date:	June 14, 2023	By:	/s/ JULIE DIMMICK
Julie Dimmick
VP, General Counsel, and Corporate Secretary